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                                                                  EXHIBIT 10.6-8



                        EMPLOYEE STOCK PURCHASE AGREEMENT



        This Agreement is made as of the _____ day of _______ by and between PLX TECHNOLOGY Inc., a California corporation (the "Corporation"), and ________ (the "Purchaser").

                              W I T N E S S E T H:

        WHEREAS, the Corporation desires to issue, and the Purchaser desires to purchase, Common Stock of the Corporation as herein described, on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, IT IS AGREED between the parties as follows:

        1. The Purchaser hereby agrees to purchase from the Corporation and the Corporation agrees to sell to the Purchaser _______ shares of the Corporation's Common Stock for a purchase price of _______ per share.

        2. (a) All of the shares of the Corporation's Common Stock being purchased by the Purchaser pursuant to this Agreement (hereinafter sometimes collectively referred to as the "Stock") shall be subject to the option as to the Stock ("Purchase Option") set forth in this paragraph 2. In the event the Purchaser shall cease to be employed by the Corporation (including a parent or subsidiary of the Corporation) for any reason, or no reason, with or without cause, the Corporation shall have the right, at any time within 60 days after the date the Purchaser ceases to be so employed, to exercise the Purchase Option, which consists of the right to purchase from the Purchaser or his personal representative, as the case may be, at the purchase price per share set forth in paragraph 1 above (the "Option Price"), up to but not exceeding the number of shares of Stock specified in subparagraph (b) below, upon the terms hereinafter set forth.

               (b) Until ______________, all of the shares of the Stock shall constitute shares subject to the Purchase Option (the "Shares Subject to Repurchase"). On ___________ the number of Shares Subject to Repurchase shall be reduced by twenty-five percent (25%) to seventy-five percent (75%) of the Stock. Thereafter, at the end of each calendar month during which the Purchaser is employed by the Corporation, the Shares Subject to Repurchase shall be reduced by an additional two and eighty-three one thousands percent (2.083%) of the Stock.

               (c) This Agreement is not an employment contract, and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to terminate Purchaser's employment, for any reason, with or without the cause.

        3. The Purchase Option shall be exercised by written notice signed by an officer of the Corporation and delivered or mailed as provided in paragraph 14. The Option Price shall be payable, at the option of the Corporation, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Corporation or in cash (by check) or both.



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        4. The Corporation may assign its rights under paragraphs 2 and 3 hereof.

        5. If, from time to time during the term of the Purchase Option:

               (i) there is any stock dividend or liquidating dividend of cash and/or property stock split, or other change in the character or amount of any of the outstanding securities of the Corporation; or

               (ii) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Corporation;

then, in such event any and all new, substituted or additional securities or other property to which the Purchaser is entitled by reason of his ownership of the Stock shall be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock subject to the Purchase Option under the terms of paragraph 2. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

        6. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon legends substantially to the following effect:

               (a) "Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to an option, contained in a certain agreement by the record holder hereof and the corporation, a copy of which will be mailed to any holder of this certificate without charge within 5 days of receipt by the corporation of a written request therefor."

               (b) "The securities represented by this certificate have not been registered under the Securities Act of 1933 and, accordingly, may not be offered for sale, sold or otherwise transferred except (i) upon effective registration of the securities represented by this certificate under the Securities Act of 1933, or (ii) upon acceptance by the issuer of an opinion of counsel in such form and by such counsel, or other documentation, as shall be satisfactory to counsel for the issuer that such registration is not required."

               (c) Any legend required to be placed thereon by appropriate Blue Sky officials.

               (d) Any legend required to be placed thereon by the Corporation's bylaws.

        7. The Purchaser acknowledges and is aware that the Stock to be issued to him by the Corporation pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended. In this connection, Purchaser warrants and represents to the Corporation that he is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of said Stock or with any present intention of distributing or selling said Stock and he does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him to sell said Stock. On or prior to the closing



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hereunder, Purchaser shall execute and deliver to the Corporation a letter confirming the investment representations set forth herein, substantially in the form attached hereto as Exhibit 1 and incorporated by this reference.

        8. As security for his faithful performance of the terms of this Agreement and to insure that the Stock will be available for delivery upon exercise of the Purchase Option by the Corporation as herein provided, the Purchaser agrees to deliver to and deposit with the Secretary of the Corporation (the "Escrow Agent"), as escrow agent in this transaction, two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit 2, together with the certificate or certificates evidencing the Stock, said documents to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the joint Escrow Instructions of the Corporation and the Purchaser set forth in Exhibit 3 attached hereto and incorporated by this reference, which instructions shall also be executed by the Purchaser and delivered to the Escrow Agent at the closing hereunder.

        9. The Purchaser shall not sell or transfer any shares of the Stock then subject to the Purchase Option.

        10. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

        11. Subject to the provisions of paragraph 9 above, the Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Corporation with respect to the Stock deposited in said escrow.

        12. Sections 2, 3, and 4 of this Agreement shall terminate on ____________ or upon the exercise in full of the Purchase Option, whichever first occurs.

        13. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

        15. This Agreement shall be governed by the laws of the State of California.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PLX TECHNOLOGY, INC.



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By ________________________________
   Michael J. Salamah
   Title:  President


   PURCHASER



   ________________________________


   Address:



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                                    EXHIBIT 1

                                       to

                        Employee Stock Purchase Agreement
                               "Investment Letter"

PLX TECHNOLOGY, INC.
390 Potrero Avenue
Sunnyvale, CA 94086

Gentlemen:

In connection with the proposed purchase of _______ shares of Common Stock (the "Securities") of PLX TECHNOLOGY, INC., a California corporation (the "Corporation"), by ____________ (the "Purchaser"), the Purchaser hereby agrees, represents, and warrants as follows:

        1.     Purchase Entirely for Own Account.

               I represent and warrant that I am purchasing the Securities solely for my own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof. I also represent that the entire legal and beneficial interest of the Securities I am purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

        2.     Residence.

               I represent and warrant that my principal residence is in the United States and is located at:

               _________________________

               _________________________

        3.     Information Concerning Corporation.

               I represent and warrant that I have heretofore discussed the Corporation and its plans, operations and financial condition with its officers and that I have heretofore received all such information as I deem necessary and appropriate to enable me to evaluate the financial risk inherent in making an investment in the Securities of the Corporation and I further represent and warrant that I have received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.

        4.     Economic Risk.

               I represent and warrant that I realize that my purchase of the Securities will be a highly speculative investment and that I am able, without impairing my financial condition,



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to hold the Securities for an indefinite period of time and to suffer a complete loss on my investment.

        5.     Restricted Securities.

               I represent and warrant that the Corporation has disclosed to me in writing:

               (a) that the sale of the Securities which I am purchasing has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

               (b) in any event, during the period ending on the later of (i) nine months from the date of sale of the Securities to me and (ii) nine months from the date of any other sale by the Corporation of any of its Common Stock or any similar security which might be deemed to be part of the same issue as the sale of Securities to me, any resale or other transfer of the Securities by me may be made only in accordance with appropriate state securities laws;

               (c) that the sale of the Securities which I am purchasing is subject to a right of first refusal held by the Corporation and its assigns as set forth in the Corporation's bylaws;

               (d) the share certificate representing the Securities will be stamped with the legends restricting transfer specified in the Employee Stock Purchase Agreement between the Corporation and the Purchaser dated as of __________________ ; and

               (e) the Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

        6. Disposition under Rule 144.

               I represent and warrant that I understand that the Securities are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1) year from the date of sale of the Securities to me, and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Corporation, (ii) adequate information concerning the Corporation is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Securities may be made by me only in limited amounts in accordance with such terms and conditions.

        7.     Further Limitations on Disposition.

               Without in any way limiting my representations set forth above, I further agree that I shall in no event make any disposition of all or any portion of the Securities which I am purchasing unless and until:



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               (a) There is then in effect a Registration Statement under the
Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

               (b) (i) I shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) I shall have furnished the Corporation with an opinion of my own counsel to the effect that such disposition will not require registration of such shares under the Act, and
(iii) such opinion of my counsel shall have been concurred in by counsel for the Corporation, such concurrence not to be unreasonably withheld, and the Corporation shall have advised me of such concurrence.

               Dated as of _____________________.

               Very truly yours,



               __________________________________



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                                    EXHIBIT 3

                                       To

                        Employee Stock Purchase Agreement

                            Joint Escrow Instructions


                                                    Date: ______________________

Secretary
PLX Technology, Inc.
390 Potrero Avenue
Sunnyvale, CA 94086

Dear Sir:

        As Escrow Agent for both PLX Technology, Inc. (the "Corporation"), and _________________ ( "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Employee Stock Purchase Agreement ("Agreement") dated as of _________________, to which a copy of these Joint Escrow Instructions is attached as Exhibit 3, in accordance with the following instructions:

        1. In the event the Corporation shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation shall give the Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing thereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (by check) for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

        3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as referred to in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the terms of this escrow to execute with respect to such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Corporation while the stock is held by you.

        4. This escrow shall terminate upon termination of Sections 2, 3 and 4 of the Agreement in accordance with the provisions of paragraph 12 thereof.



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        5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of you own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow, Instructions or any documents deposited with you.

        11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint your successor as Secretary of the Corporation as successor Escrow Agent.

        12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction



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after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following address, or at such other addresses as a party may designate by twenty-one days' advance written notice to each of the other parties hereto.

                      CORPORATION:                 PLX TECHNOLOGY, Inc.
                                                   390 Potrero Avenue
                                                   Sunnyvale, CA 94086

                      PURCHASER:                   _________________
                                                   _________________
                                                   _________________

                      ESCROW AGENT:                Secretary
                                                   PLX TECHNOLOGY, Inc.
                                                   390 Potrero Avenue
                                                   Sunnyvale, CA 94086

        15. By signing these Joint Escrow Instructions, you become a part hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        16. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advice you in connection with your obligations hereunder, you may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor. The Corporation shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.



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        18. This Agreement shall be governed by the laws of the State of
California.

                                             Very truly yours,

                                             PLX TECHNOLOGY, Inc.



                                             By:________________________________
                                                Michael J. Salameh

                                             Title:  President


                                             PURCHASER:


                                             ___________________________________




ESCROW AGENT:


___________________________________

__________________, Secretary



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